Exhibit 99.1

July 3, 2007

IMPORTANT TAX INFORMATION CONCERNING
THE DISTRIBUTION OF TYCO ELECTRONICS LTD. AND COVIDIEN LTD.

Distribution of the Common Shares of Tyco Electronics Ltd. and Covidien Ltd.

On June 29, 2007, Tyco International Ltd. (“Tyco International”) completed the distribution of common shares of Tyco Electronics Ltd. (“Tyco Electronics”) and Covidien Ltd. (“Covidien”) to the shareholders of Tyco International.  Tyco International, Tyco Electronics, and Covidien are now three wholly independent, publicly-traded companies.

Each Tyco International shareholder received one common share of Covidien and one common share of Tyco Electronics for every four common shares of Tyco International held by such Tyco International shareholder at the close of business on June 18, 2007 (the record date).  Fractional common shares of Tyco Electronics and Covidien will not be distributed and any Tyco International shareholder entitled to receive fractional common shares instead will receive a cash payment.

In connection with the distribution of common shares of Tyco Electronics and Covidien to the Tyco International shareholders, Tyco International has received private letter rulings from the Internal Revenue Service (the “IRS”) substantially to the effect that the distribution will qualify as tax-free for U.S. federal income tax purposes under Sections 368(a)(1)(D) and 355 of the Internal Revenue Code of 1986, as amended (the “Code”).  In addition to obtaining the private letter rulings, Tyco International has received an opinion from tax counsel confirming the tax-free status of the distribution.  Assuming that the foregoing is correct, then for U.S. federal income tax purposes:

•                  No gain or loss will be recognized by, and no amount will be included in the income of, a Tyco International shareholder, except in connection with such shareholder’s receipt of cash in lieu of fractional common shares pursuant to the distribution of Tyco Electronics and Covidien.

•                  A Tyco International shareholder who receives cash in lieu of fractional common shares of Tyco Electronics and Covidien generally will recognize gain or loss in an amount equal to the difference between the amount of cash received and the tax basis in the fractional shares.  The gain or loss generally will be long-term capital gain or loss if the Tyco International shareholder’s holding period for its Tyco International common shares exceeds one year and the Tyco International common shares are held as a capital asset on the date of the distribution.

•                  The holding period of a Tyco International shareholder for the Tyco Electronics common shares and Covidien common shares received in the distribution, including any fractional share interest for which cash is received, will include the holding period of such shareholder’s Tyco International common shares, provided that the Tyco International common shares are held as a capital asset on the date of the distribution.

One-for-Four Reverse Stock Split

Immediately following the distribution of the common shares of Tyco Electronics and Covidien, every four common shares of Tyco International were converted into one common share of Tyco International as the result of a one-for-four “reverse stock split.”  Tyco International believes that, for U.S. federal income tax purposes, the reverse stock split will qualify as tax-free under the Code.  Assuming that the foregoing is correct, then for U.S. federal income tax purposes:

•                  A Tyco International shareholder will not recognize gain or loss on the reverse stock split, except in connection with such shareholder’s receipt of cash in lieu of a fractional common share of Tyco International.

•                  A Tyco International shareholder who receives cash in lieu of a fractional common share of Tyco International generally will recognize gain or loss in an amount equal to the difference between the amount of cash received and the tax basis in the fractional share.  The gain or loss generally will be long-term capital gain or loss if the Tyco International shareholder’s holding period for its Tyco International common shares exceeds one year and the Tyco International common shares are held as a capital asset on the date of the reverse stock split.

•                  The holding period of a Tyco International shareholder for the Tyco International common shares resulting from the reverse stock split, including any fractional share interest for which cash is received, will include the holding period of such shareholder’s Tyco International common shares, provided that the Tyco International common shares are held as a capital asset on the date of the reverse stock split.

Tax Basis Allocation

To calculate your gain or loss on the sale of a common share, you must calculate your tax basis in the share.  If you acquired your common shares of Tyco International by purchase, your tax basis in those shares is generally your cost of acquiring the shares.  If you did not acquire your common shares of Tyco International by purchase, you should consult your tax adviser to determine your tax basis in those shares.

U.S. federal income tax law requires that you allocate the tax basis of your pre-distribution common shares of Tyco International among your post-distribution common shares of Tyco International and your newly-received common shares of Tyco Electronics and Covidien based on their relative fair market values.  U.S. federal income tax law does not specify how you should determine the relative fair market values of the shares.  We believe that one possible approach is to use the closing share prices quoted on the New York Stock Exchange on July 2, 2007.  You are not bound by this approach and might choose, in consultation with your tax advisor, to use another approach to determine the relative fair market values for the common shares of Tyco International, Tyco Electronics, and Covidien.

Based on the closing prices at which the common shares of Tyco International, Tyco Electronics, and Covidien traded on July 2, 2007, $53.36, $39.97, and $43.41, respectively, as reported for the New York Stock Exchange transactions, 39.02% of your pre-distribution tax basis should be allocated to your common shares of Tyco International (including any fractional share interest); 29.23% should be allocated to your common shares of Tyco Electronics (including any fractional share interest); and 31.75% should be allocated to your common shares of Covidien (including any fractional share interest).

The attached worksheet will help you calculate your new tax basis in your common shares of Tyco International, Tyco Electronics, and Covidien.  A hypothetical example is provided, together with space to fill in your actual numbers.  In order to use the worksheet, you will need to know the tax basis of your common shares of Tyco International before the distribution.  If you purchased Tyco International common shares on more than one occasion, you will need to perform this computation separately for each purchase.

Shareholder Statement to be Filed with U.S. Tax Return

Certain shareholders of Tyco International (i.e. shareholders who, immediately before the distribution, owned 5% or more of the common shares of Tyco International) who received common shares of Tyco Electronics and Covidien in the distribution are also required to attach an information statement related to the distribution to their U.S. federal income tax returns for the year in which the distribution occurs pursuant to Treasury Regulation § 1.355-5T(b).

Consult Your Tax Advisor

The information in this document represents our understanding of the U.S. federal income tax laws and regulations and does not constitute tax advice.  It does not purport to be complete or to describe the consequences that may apply to particular categories of shareholders.  Each shareholder is urged to consult his, her, or its tax advisor as to the specific tax consequences of the distribution to such shareholder, including the effect of any state, local, or non-U.S. tax laws, and of changes in applicable tax laws.

To comply with requirements imposed by the IRS, we inform you that any U.S. federal tax advice contained herein (including any attachments), unless specifically stated otherwise, is not intended or written to be used, and cannot be used, for the purposes of (i) avoiding penalties under the Code or (ii) promoting, marketing, or recommending to another party any transaction or matter herein.

TYCO INTERNATIONAL COMMON STOCK TAX BASIS CALCULATION

In this example, 105 shares of Tyco International common stock were purchased for $26.00 per share, resulting in a tax basis of $2,730.00.  The original tax basis of $2,730.00 must now be allocated to the post-distribution shares of Tyco International common stock and the newly-received shares of Tyco Electronics and Covidien common stock (including any fractional share interests of Tyco International, Tyco Electronics, and Covidien).

Post-Distribution Tax Basis Per Share of Tyco International Common Stock

Example:	$2,730.00	x	39.02%*	=	$1,065.25	÷	26.25	=	$40.58
	Original tax basis		Allocated ratio		Post-distribution total tax basis of Tyco International common stock		Total number of shares (based on one-for-four reverse stock split) (105 ÷ 4)		Post-distribution tax basis per share of Tyco International common stock (including any fractional interest)

Calculate your post-distribution tax basis per share of Tyco International common stock:

		x	39.02%*	=		÷		=
	Original tax basis		Allocated ratio		Post-distribution total tax basis of Tyco International common stock		Total number of shares (based on one-for-four reverse stock split) (Pre-distribution shares ÷ 4)		Post-distribution tax basis per share of Tyco International common stock (including any fractional interest)

* Based on closing share prices quoted on the New York Stock Exchange on July 2, 2007.

Tax Basis of Fractional Share of Tyco International Common Stock

Example:	$40.58	x	0.25	=	$10.15
	Post-distribution tax basis per share of Tyco International common stock (including any fractional interest)		Fractional share of Tyco International common stock		Tax basis of fractional share of Tyco International common stock

Calculate your Tyco International common stock fractional share tax basis:

		x		=
	Post-distribution tax basis per share of Tyco International common stock (including any fractional interest)		Fractional share of Tyco International common stock		Tax basis of fractional share of Tyco International common stock

Gain or Loss from Sale of Fractional Share of Tyco International Common Stock

Example:	$13.34	-	$10.15	=	$3.19
	Cash received in lieu of fractional share of Tyco International common stock		Tax basis of fractional share of Tyco International common stock		Gain (Loss) from sale of fractional share of Tyco International common stock

Calculate your gain or loss from sale of fractional share of Tyco International common stock:

		-		=
	Cash received in lieu of fractional share of Tyco International common stock		Tax basis of fractional share of Tyco International common stock		Gain (Loss) from sale of fractional share of Tyco International common stock

July 3, 2007

TYCO ELECTRONICS COMMON STOCK TAX BASIS CALCULATION

In this example, 105 shares of Tyco International common stock were purchased for $26.00 per share, resulting in a tax basis of $2,730.00. The original tax basis of $2,730.00 must now be allocated to the post-distribution shares of Tyco International common stock and the newly-received shares of Tyco Electronics and Covidien common stock (including any fractional share interests of Tyco International, Tyco Electronics, and Covidien).

Post-Distribution Tax Basis Per Share of Tyco Electronics Common Stock

Example:	$2,730.00	x	29.23%*	=	$797.98	÷	26.25	=	$30.40
	Original tax basis		Allocated ratio		Post-distribution total tax basis of Tyco Electronics common stock		Total number of shares (based on one Tyco Electronics share for every four Tyco International shares) (105 ÷ 4)		Post-distribution tax basis per share of Tyco Electronics common stock (including any fractional share interest)

Calculate your post-distribution tax basis per share of Tyco Electronics common stock

		x	29.23%*	=		÷		=
	Original tax basis		Allocated ratio		Post-distribution total tax basis of Tyco Electronics common stock		Total number of shares (based on one Tyco Electronics share for every four Tyco International shares) (Pre-distribution shares ÷ 4)		Post-distribution tax basis per share of Tyco Electronics common stock (including any fractional share interest)

* Based on closing share prices quoted on the New York Stock Exchange on July 2, 2007.

Tax Basis of Fractional Share of Tyco Electronics Common Stock

Example:	$30.40	x	0.25	=	$7.60
	Post-distribution tax basis per share of Tyco Electronics common stock (including any fractional share interest)		Fractional share of Tyco Electronics common stock		Tax basis of fractional share of Tyco Electronics common stock

Calculate your Tyco Electronics common stock fractional share tax basis:

		x		=
	Post-distribution tax basis per share of Tyco Electronics common stock (including any fractional share interest)		Fractional share of Tyco Electronics common stock		Tax basis of fractional share of Tyco Electronics common stock

Gain or Loss from Sale of Fractional Share of Tyco Electronics Common Stock

Example:	$9.99	-	$7.60	=	$2.39
	Cash received in lieu of fractional share of Tyco Electronics common stock		Tax basis of fractional share of Tyco Electronics common stock		Gain (Loss) from sale of fractional share of Tyco Electronics common stock

Calculate your gain or loss from sale of fractional share of Tyco Electronics common stock:

		-		=
	Cash received in lieu of fractional share of Tyco Electronics common stock		Tax basis of fractional share of Tyco Electronics common stock		Gain (Loss) from sale of fractional share of Tyco Electronics common stock

COVIDIEN COMMON STOCK TAX BASIS CALCULATION

In this example, 105 shares of Tyco International common stock were purchased for $26.00 per share, resulting in a tax basis of $2,730.00.  The original tax basis of $2,730.00 must now be allocated to the post-distribution shares of Tyco International common stock and the newly-received shares of Tyco Electronics and Covidien common stock (including any fractional share interests of Tyco International, Tyco Electronics, and Covidien).

Post-Distribution Tax Basis Per Share of Covidien Common Stock

Example:	$2,730.00	x	31.75%*	=	$866.78	÷	26.25	=	$33.02
	Original tax basis		Allocated ratio		Post-distribution total tax basis of Covidien common stock		Total number of shares (based on one Covidien share for every four Tyco International shares) (105 ÷ 4)		Post-distribution tax basis per share of Covidien common stock (including any fractional share interest)

Calculate your new tax basis per share of Covidien common stock:

		x	31.75%*	=		÷		=
	Original tax basis		Allocated ratio		Post-distribution total tax basis of Covidien common stock		Total number of shares (based on one Covidien share for every four Tyco International shares) (Pre-distribution shares ÷ 4)		Post-distribution tax basis per share of Covidien common stock (including any fractional share interest)

* Based on closing share prices quoted on the New York Stock Exchange on July 2, 2007.

Tax Basis of Fractional Share of Covidien Common Stock

Example:	$33.02	x	0.25	=	$8.26
	Post-distribution tax basis per share of Covidien common stock (including any fractional share interest)		Fractional share of Covidien common stock		Tax basis of fractional share of Covidien common stock

Calculate your Covidien common stock fractional share tax basis:

		x		=
	Post-distribution tax basis per share of Covidien common stock (including any fractional share interest)		Fractional share of Covidien common stock		Tax basis of fractional share of Covidien common stock

Gain or Loss from Sale of Fractional Share of Covidien Common Stock

Example:
	$10.85	-	$8.26	=	$2.59
	Cash received in lieu of fractional share of Covidien common stock		Tax basis of fractional share of Covidien common stock		Gain/(Loss) from sale of fractional share of Covidien common stock

Calculate your gain or loss from sale of fractional share of Covidien common stock:

		-		=
	Cash received in lieu of fractional share of Covidien common stock		Tax basis of fractional share of Covidien common stock		Gain (Loss) from sale of fractional share of Covidien common stock